Exhibit 99.1
Gaming and Leisure Properties, Inc. Announces Shareholder Approval of Transaction
With Pinnacle Entertainment, Inc.

WYOMISSING, Pa., March 15, 2016 (GLOBE NEWSWIRE) - Gaming and Leisure Properties, Inc. (NASDAQ:GLPI) (“GLPI”), the first gaming-focused REIT in North America, today announced that its shareholders voted to approve GLPI’s proposal to issue shares of GLPI common stock to stockholders of Pinnacle Entertainment, Inc. (NASDAQ:PNK) (“Pinnacle”) in connection with GLPI's pending acquisition of substantially all of Pinnacle's real estate assets following the spin-off of Pinnacle's operations (and certain real estate assets) into a separate public company. In addition, Pinnacle today announced that its stockholders have voted to adopt the merger agreement for the transaction.

At the special meeting of GLPI shareholders held today, approximately 86.5% of GLPI’s outstanding common shares were voted, with approximately 99.5% of the votes cast in favor of the proposal to issue shares of GLPI common stock to Pinnacle stockholders in connection with the transaction.
“We are extremely pleased that Gaming and Leisure shareholders and Pinnacle stockholders have shown their overwhelming support by approving the pending transaction,” said Peter Carlino, chairman and chief executive officer of Gaming and Leisure Properties, Inc. “We are more confident than ever that this combination will create considerable long term value for shareholders, customers, employees and other key stakeholders of both companies, given the benefits of larger scale, higher cashflows and increased tenant and geographic diversity.”
The closing of the transaction is expected to occur following receipt of all required regulatory approvals and satisfaction of other customary closing conditions, which GLPI anticipates will occur in April 2016.
About Gaming & Leisure Properties
GLPI is engaged in the business of acquiring, financing, and owning real estate property to be leased to gaming operators in triple-net lease arrangements, pursuant to which the tenant is responsible for all facility maintenance, insurance required in connection with the leased properties and the business conducted on the leased properties, taxes levied on or with respect to the leased properties and all utilities and other services necessary or appropriate for the leased properties and the business conducted on the leased properties. GLPI expects to grow its portfolio by pursuing opportunities to acquire additional gaming facilities to lease to gaming operators. GLPI also intends to diversify its portfolio over time, including by acquiring properties outside the gaming industry to lease to third parties. GLPI elected to be taxed as a real estate investment trust (“REIT”) for United States federal income tax purposes commencing with the 2014 taxable year and is the first gaming-focused REIT.
About Pinnacle Entertainment
Pinnacle Entertainment, Inc. owns and operates 15 gaming entertainment properties, located in Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada and Ohio. Pinnacle holds a majority interest in the racing license owner, as well as a management contract, for Retama Park Racetrack outside of San Antonio, Texas.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the use of forward looking terminology such as “expects,” “believes,” “estimates,” “intends,” “may,” “will,” “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about GLPI and its subsidiaries, including risks related to the following: the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing GLPI’s planned acquisitions or projects; GLPI’s ability to enter into definitive agreements with a third party operator for the Meadows Racetrack & Casino; the ultimate timing and outcome of the GLPI’s proposed acquisition of substantially all of the real estate assets of Pinnacle Entertainment, Inc. (“Pinnacle”), including GLPI’s and Pinnacle's ability to obtain the financing and third party approvals and consents necessary to complete the acquisition; the ultimate outcome and results of integrating the assets to be acquired by GLPI in the proposed transaction with Pinnacle; the effects of a transaction between GLPI and Pinnacle on each party, including the post-transaction impact on GLPI's financial condition, operating results, strategy and plans; GLPI's ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; our ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to GLPI; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in GLPI’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended from time to time in GLPI’s other investor communications. All subsequent written and oral forward looking statements attributable to GLPI or persons acting on GLPI’s behalf are expressly qualified in their entirety by the cautionary statements included in this press release. GLPI undertakes no obligation to publicly update or revise any forward looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this press release may not occur.
Additional Information
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In connection with the proposed transaction between GLPI and Pinnacle, GLPI has filed with the SEC a registration statement on Form S-4 (File No. 333-206649) that was declared effective by the SEC on February 16, 2016 and includes a definitive joint proxy statement of GLPI and Pinnacle that also constitutes a prospectus of GLPI, which was mailed to shareholders of GLPI and stockholders of Pinnacle on or about February 16, 2016. This communication is not a substitute for the joint proxy statement/prospectus or any other document that GLPI or Pinnacle may file with the SEC or send to their shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS FILED AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain free copies of the preliminary joint proxy statement/prospectus and other relevant documents filed by GLPI and Pinnacle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by GLPI are available free of charge on GLPI’s investor relations website at investors.glpropinc.com or by contacting the GLPI’s investor relations representative at (203) 682-8211. Copies of the documents filed with the SEC by Pinnacle are available free of charge on Pinnacle’s investor relations website at investors.pnkinc.com or by contacting Pinnacle’s investor relations department at (702) 541-7777.
Contact
Investor Relations - Gaming and Leisure Properties, Inc.

Kara Smith
T: 646-277-1211
Email: Kara.Smith@icrinc.com

Bill Clifford
T: 610-401-2900
Email: Bclifford@glpropinc.com